                                                                      EXHIBIT 24
                                                                      ----------

                                POWER OF ATTORNEY
                                -----------------

                               TELXON CORPORATION

         KNOW ALL MEN BY THESE PRESENTS, that each of the undersigned Directors of Telxon Corporation, a Delaware corporation (the "Company"), does hereby make, constitute and appoint John W. Paxton, Sr., Kenneth A. Cassady, Woody M. McGee and John W. Castle his true and lawful attorneys-in-fact and agents, each with full power to act alone without any other and of substitution and resubstitution, to prepare or cause to be prepared, to execute for and on his behalf and in his name in his capacity as a Director of the Company, and to deliver and file or cause to be delivered and filed with the Securities and Exchange Commission (the "Commission") the Company's Annual Report on Form 10-K for the fiscal year ended March 31, 2000, together with any amendments and any exhibits and other documents in support thereof or supplemental thereto and any and all other documents, reports and instruments which said attorneys-in-fact and agents, or any of them, may deem necessary to enable the Company to comply with the Securities Exchange Act of 1934, as amended, and the rules, regulations and requirements of the Commission pursuant thereto, hereby granting to said attorneys-in-fact and agents and each of them full power and authority to do and perform each and every act and thing whatsoever as said attorneys-in-fact and agents may deem necessary or advisable to carry out fully the intent of the foregoing as the undersigned might or could do personally or in the capacity as aforesaid, hereby ratifying and confirming all acts and things which said attorneys-in-fact and agents may do or cause to be done by virtue of these presents.

         IN WITNESS WHEREOF, the undersigned have subscribed this instrument effective as of May 23, 2000.




         /s/ John H. Cribb, Director           /s/ L. Michael Hone, Director
         ----------------------------          ---------------------------------
         John H. Cribb, Director               L. Michael Hone, Director



         /s/ J. James Gallagher, Director      /s/ Dennis J. Lehr, Director
         ----------------------------          ---------------------------------
         J. James Gallagher, Director          Dennis J. Lehr, Director



         /s/ R. Dave Garwood, Director         /s/ John W. Paxton, Sr., Director
         ----------------------------          ---------------------------------
         R. Dave Garwood, Director             John W. Paxton, Sr., Director



         /s/ Robert A. Goodman, Director       /s/ Raj Reddy, Director
         ----------------------------          ---------------------------------
         Robert A. Goodman, Director           Raj Reddy, Director